                                    EXHIBIT A

                             JOINT FILING AGREEMENT
                           PURSUANT TO RULE 13d-1(k)1

     The undersigned acknowledge and agree that the foregoing statement of
Schedule 13D is filed on behalf of each of the undersigned and that all amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


Date: April 2, 1999
                                    WARBURG, PINCUS VENTURES, L.P.

                                    By:  Warburg, Pincus & Co., General Partner



                                    By:  /s/ Stephen Distler
                                    ------------------------------
                                    Name:    Stephen Distler
                                    Title:   Partner


                                    WARBURG, PINCUS & CO.



                                    By: /s/ Stephen Distler
                                    ------------------------------
                                    Name:  Stephen Distler
                                    Title: Partner


                                    E. M. WARBURG, PINCUS & CO., LLC



                                    By:  /s/ Stephen Distler
                                    ------------------------------
                                    Name:  Stephen Distler
                                    Title: Member


                                    /s/ Burton B. Staniar
                                    ------------------------------
                                    Burton B. Staniar

                                    /s/ John H. Lynch
                                    ------------------------------
                                    John H. Lynch



                                    /s/ Andrew B. Cogan
                                    ------------------------------
                                    Andrew B. Cogan



                                    /s/ Kathleen G. Bradley
                                    ------------------------------
                                    Kathleen G. Bradley



                                    /s/ Douglas J. Purdom
                                    ------------------------------
                                    Douglas J. Purdom



                                    /s/ Carl G. Magnusson
                                    ------------------------------
                                    Carl G. Magnusson



                                    /s/ Patrick A. Milberger
                                    ------------------------------
                                    Patrick A. Milberger



                                    /s/ Barbara E. Ellixson
                                    ------------------------------
                                    Barbara E. Ellixson



                                    /s/ Barry L. McCabe
                                    ------------------------------
                                    Barry L. McCabe



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